This Statement of Additional Information is being revised to disclose a change in the Board of Trustees due to Dr. Thomas F. Morrissey’s retirement and to define the parameters of any fee waivers and expense reimbursements by the Adviser.  As a result, this Statement of Additional Information is revised as disclosed below.

STATEMENT OF ADDITIONAL INFORMATION

THE VICTORY PORTFOLIOS

Balanced Fund	Institutional Money Market Fund	Ohio Municipal Money Market Fund
Core Bond Fund	International Fund	Prime Obligations Fund
Diversified Stock Fund	International Select Fund	Small Company Opportunity Fund
Established Value Fund	Investment Grade Convertible Fund	Special Value Fund
Federal Money Market Fund	Large Cap Growth Fund	Stock Index Fund
Financial Reserves Fund	(formerly, Focused Growth Fund)	Tax-Free Money Market Fund
Fund for Income	National Municipal Bond Fund	Value Fund
Government Reserves Fund	Ohio Municipal Bond Fund

Supplement dated July 2, 2009 to the

Statement of Additional Information (“SAI”) dated March 1, 2009

1.     The following modifies the first paragraph of the section of the SAI entitled “Trustees and Officers,” which begins on page 63:

TRUSTEES AND OFFICERS

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board.  The Trust is managed by the Board, in accordance with the laws of the State of Delaware.  As a result of the retirement of Dr. Thomas F. Morrissey, effective June 24, 2009, the Board currently has nine Trustees, all but two of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (“Independent Trustees”).  The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.  The Board currently has three vacancies and two Advisory Trustees who, upon their election by shareholders, will be Independent Trustees of the Trust.

2.     Please add the following paragraph just above the section entitled “The Advisory Agreement” on page 72:

Fee Waivers and Expense Reimbursements.

Where the Adviser has contractually and/or voluntarily agreed to waive its investment advisory fees, and reimburse expenses when necessary, so that the net operating expenses of a Fund do not exceed certain limits, those limits do not include interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.  There is no guarantee that the limits will remain in place or at the same level in the future.

VP-SAI-SUPP2